Exhibit 99.1
Coupa Software Reports Third Quarter Fiscal 2022 Financial Results
•Record Quarterly Revenues of $186 Million, 40% Year-Over-Year Growth
•Quarterly Calculated Billings of $193 Million, 38% Year-Over-Year Growth
•Quarterly Operating Cash Flows and Adjusted Free Cash Flows of $31 Million and $28 Million, Respectively
SAN MATEO, Calif., December 6, 2021 — Coupa Software (NASDAQ: COUP) today announced financial results for its third fiscal quarter ended October 31, 2021.

“We delivered another strong quarter with record revenue and profitability,” said Rob Bernshteyn, chairman and chief executive officer at Coupa. “As demonstrated by our third quarter results, we are seeing strong adoption of the Coupa platform as our customers continue to prioritize Business Spend Management as a fundamental aspect of their go-forward strategy. With the fourth quarter well under way, we continue to leverage our Value-as-a-Service approach to add strategic customers across many industries and of all sizes.”
Third Quarter Results:

•Total revenues were $185.8 million, an increase of 40% compared to the same period last year. Subscription revenues were $164.7 million, an increase of 40% compared to the same period last year.
•GAAP operating loss was $56.1 million, compared to $33.6 million for the same period last year. Non-GAAP operating income was $27.9 million, compared to $14.3 million for the same period last year.
•GAAP net loss attributable to Coupa Software Incorporated was $91.2 million, compared to $60.8 million for the same period last year. GAAP net loss per basic and diluted share attributable to Coupa Software Incorporated was $1.23, compared to $0.88 for the same period last year. Non-GAAP net income attributable to Coupa Software Incorporated was $23.5 million, compared to $13.0 million for the same period last year. Non-GAAP net income per diluted share attributable to Coupa Software Incorporated was $0.31, compared to $0.18 for the same period last year.
•Operating cash flows and adjusted free cash flows were positive $31.0 million and $28.2 million, respectively.

See the section titled “Non-GAAP Financial Measures” and the reconciliation tables below for important information regarding the non-GAAP financial measures used by Coupa.
Business Outlook:
The following forward-looking statements reflect Coupa’s expectations as of December 6, 2021.
Fourth quarter of fiscal 2022:
•Total revenues are expected to be $185.0 to $186.0 million.
•Subscription revenues are expected to be $166.0 to $167.0 million.
•Professional services and other revenues are expected to be approximately $19.0 million.
•Non-GAAP income from operations is expected to be $8.0 to $10.0 million.

•Non-GAAP net income per diluted share attributable to Coupa Software Incorporated is expected to be $0.03 to $0.05 per share.
•Diluted weighted average share count is expected to be approximately 77.0 million shares.
Full year fiscal 2022:
•Total revenues are expected to be $717.0 to $718.0 million.
•Non-GAAP income from operations is expected to be $70.0 to $72.0 million.
•Non-GAAP net income per diluted share attributable to Coupa Software Incorporated is expected to be $0.66 to $0.69 per share.
•Diluted weighted average share count is expected to be approximately 76.5 million shares.
Coupa has not reconciled its expectations for non-GAAP income from operations to GAAP loss from operations, or non-GAAP net income per diluted share attributable to Coupa Software Incorporated to GAAP net loss per share attributable to Coupa Software Incorporated because certain items excluded from non-GAAP income from operations and non-GAAP net income per diluted share attributable to Coupa Software Incorporated, such as charges related to stock-based compensation expenses, amortization of acquired intangible assets, amortization of debt discount and issuance costs, gain or loss on conversion of convertible senior notes, the adjustment attributable to redeemable non-controlling interests, and related tax effects, including non-recurring income tax adjustments, cannot be reasonably calculated or predicted at this time. In addition, the effect of the anti-dilutive impact of the capped call transactions entered into in connection with the company’s offerings of convertible notes in 2018, 2019 and 2020, respectively, cannot be reasonably calculated or predicted at this time. The effect of these items may be significant.
Recent Business Highlights:

•Welcomed many new customers into the Coupa community in Q3, including the following: Angi, Aptim Holdings, Atr, Capsida Biotherapeutics, Compass Minerals International, Covetrus, DEVK Versicherungen, EDEKA Handelsgesellschaft Nord, Endeavor Group Limited, Orbia Advance Corporation, Softbank, and Yazaki North America.
•Named a Gartner® Magic Quadrant™ Leader for P2P Suites for the sixth consecutive time1
•Named a leader in ten Spend Matters SolutionMaps, covering every area of Source-to-Pay2
•Named a Best Led Workplace in 2021 by Inc3
•Became a Globally Certified Great Place to Work across the US, UK, India, Germany, and Ireland for 2021-20224
•Named to Fortune’s 2021 Future 50 list5
•Awarded a Silver medal sustainability rating from EcoVadis
•Debuted its campaign, “Behold the Power of Spend” at the World Series, F-1, Premier League, and Bundesliga events
•Opened registration for its 2022 global Business Spend Management (BSM) community conference Inspire in North America and EMEA
•Hosted its annual Global Volunteer Day with well over 500 employees participating across 35 offices
•Hosted a virtual panel “Women of Impact: Own Your Career” put on by Coupa Empower
•Hosted a Supply Chain Symposium in London bringing together supply chain leaders from across the UK
•Welcomed supply chain risk management and operational resilience company Interos to its portfolio of Coupa Ventures investments
Conference Call Information:
Coupa will host a conference call and live webcast for analysts and investors at 4:30 p.m. Eastern time today.
The live webcast will be accessible on Coupa’s investor relations website at http://investors.coupa.com. A replay will be available through the same link.

Non-GAAP Financial Measures:
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including non-GAAP operating (loss) income, non-GAAP net (loss) income attributable to Coupa Software Incorporated, non-GAAP net (loss) income per basic and diluted share attributable to Coupa Software Incorporated, and adjusted free cash flows. Coupa believes these non-GAAP measures are useful in evaluating its operating performance and Coupa’s management regularly reviews and uses these measures for business planning and other purposes.
Non-GAAP operating (loss) income and non-GAAP net (loss) income attributable to Coupa Software Incorporated exclude certain items from the corresponding GAAP measures, including: stock-based compensation expenses; amortization of acquired intangible assets; the change in fair value of contingent consideration related to an acquisition; amortization of debt discount and issuance costs; gain or loss on conversion of convertible senior notes; the adjustment attributable to redeemable non-controlling interests; and related tax effects, including non-recurring income tax adjustments. In addition, the weighted average diluted shares figure used to calculate non-GAAP net income per share attributable to Coupa Software Incorporated reflects the anti-dilutive impact of the capped call transactions entered into in connection with the company’s offerings of convertible notes.
Adjusted free cash flows is defined as net cash provided by operating activities, less purchases of property and equipment, plus repayments of convertible senior notes attributable to debt discount, plus one-time payout of legacy unvested equity awards accelerated in conjunction with a business combination. Coupa has the ability to settle obligations related to its senior notes through the use of cash, shares of its common stock, or a combination of both, at its election.
Coupa believes these non-GAAP measures are useful to investors and other users of its financial information because they provide a way to measure and evaluate Coupa’s underlying operating performance and the strength of its core business consistently across the periods presented. Coupa believes these non-GAAP measures are also useful for comparing its operating performance to that of other companies in its industry, because they eliminate the effects of certain items that may vary between companies for reasons unrelated to their operating performance. Coupa believes that adjusted free cash flows also provides a useful measure of the company’s capital strength and liquidity, although it is not intended to represent and should not be viewed as the amount of residual cash flow available for discretionary expenditures.
Coupa uses these non-GAAP measures in conjunction with GAAP measures as part of its overall assessment of its performance and liquidity, including the preparation of its annual operating budget and quarterly forecasts, to evaluate the effectiveness of its business strategies, and to communicate with its board of directors concerning its financial performance and liquidity. Coupa’s definitions of its non-GAAP measures may differ from those used by other companies for similarly-titled measures, and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, Coupa’s non-GAAP measures should be considered in addition to, not as substitutes for, or in isolation from, the company’s GAAP results.
Coupa encourages investors and others to review its financial information in its entirety, not to rely on any single financial measure, and to view its non-GAAP measures in conjunction with GAAP financial measures. In addition, Coupa compensates for the limitations of its non-GAAP financial measures by providing a reconciliation of each non-GAAP measure to the most directly comparable GAAP financial measure. These reconciliations are included in the tables attached to this release.
Forward-Looking Statements:
This release includes forward-looking statements. All statements other than statements of historical facts, including the statements of management and statements in “Business Outlook,” are forward-looking statements. These forward-looking statements are based on Coupa’s current expectations and projections about future events and trends that Coupa believes may affect its financial condition, results of operations, strategy, short- and long-term business operations and objectives, cash flows, liquidity and financial needs.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those projected, including, without limitation: the uncertain impact of the COVID-19 pandemic, including new variants such as the Delta and Omicron variants; Coupa has a limited operating history at its current scale, which makes it difficult to predict its future operating results; Coupa may not be able to manage its recent rapid growth effectively; risks related to past and future business acquisitions, including their integration with Coupa’s existing business model, operations and culture; if Coupa is unable to attract new customers, the growth of its revenues will be adversely affected; because its platform is sold to large enterprises with complex operating environments, Coupa encounters long and unpredictable sales cycles; the markets in which Coupa participates are intensely competitive; Coupa’s business depends in part on its customers renewing their subscriptions and purchasing additional subscriptions; Coupa may not be successful in expanding its sales efforts or developing widespread brand awareness in a cost-effective manner; risks and liabilities related to breach of its security measures or unauthorized access to customer data; the impact of foreign currency exchange rates and global economic conditions; and risks relating to analyst coverage of its stock.
These and other risks and uncertainties that could affect Coupa’s future results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in Coupa’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on September 8, 2021, which is available at investors.coupa.com and on the SEC’s website at www.sec.gov. Further information on potential risks that could affect actual results will be included in other periodic filings Coupa makes with the SEC.
The forward-looking statements in this release reflect Coupa’s expectations as of December 6, 2021. Coupa undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in its expectations.

1Gartner, “2021 Magic Quadrant™ for Procure-to-Pay Suites”, October 27, 2021
2Spend Matters, “Spend Matters Almanac”, October 8, 2021
3Inc, “Introducing the Best Workplaces of 2021”, November 30, 2021
4Great Place to Work, “Certified™ Companies - Best Companies to Work for 2021”, July 2021
5Fortune, “The Future 50: Growth stocks to bet on in an unpredictable world”, December 2, 2021

About Coupa Software
Coupa empowers companies around the world with the visibility and control they need to spend smarter and safer. To learn more about how Coupa can help you spend smarter, visit www.coupa.com. Read more on the Coupa Blog or follow @Coupa on Twitter.
Investor Relations:
Steven Horwitz
(650) 338-1340
ir@coupa.com

COUPA SOFTWARE INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,

	2021	2020	2021	2020
Revenues:
Subscription	$164,745	$118,083	$461,079	$335,399
Professional services and other	21,071	14,881	70,912	42,700
Total revenues	185,816	132,964	531,991	378,099
Cost of revenues:
Subscription	52,279	36,528	154,701	99,335
Professional services and other	25,341	14,259	81,865	42,729
Total cost of revenues	77,620	50,787	236,566	142,064
Gross profit	108,196	82,177	295,425	236,035
Operating expenses:
Research and development	39,990	30,528	125,625	87,459
Sales and marketing	83,779	53,204	237,902	149,831
General and administrative	40,513	32,092	116,139	69,941
Total operating expenses	164,282	115,824	479,666	307,231
Loss from operations	(56,086)	(33,647)	(184,241)	(71,196)
Interest expense	(31,130)	(29,308)	(90,854)	(61,820)
Other income (expense), net	(1,298)	746	(2,746)	8,833
Loss before benefit from income taxes	(88,514)	(62,209)	(277,841)	(124,183)
Benefit from income taxes	(476)	(1,411)	(2,697)	(5,453)
Net loss	(88,038)	(60,798)	(275,144)	(118,730)
Net loss attributable to redeemable non-controlling interests	(273)	—	(790)	—
Adjustment attributable to redeemable non-controlling interests	3,438	—	8,673	—
Net loss attributable to Coupa Software Incorporated	$(91,203)	$(60,798)	$(283,027)	$(118,730)
Net loss per share, basic and diluted, attributable to Coupa Software Incorporated	$(1.23)	$(0.88)	$(3.85)	$(1.76)
Weighted-average number of shares used in computing net loss per share, basic and diluted	74,133	68,941	73,514	67,349

COUPA SOFTWARE INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)
(unaudited)

	October 31, 2021	January 31, 2021
Assets
Current assets:
Cash and cash equivalents	$458,195	$323,284
Marketable securities	209,660	283,036
Accounts receivable, net of allowances	179,278	196,009
Prepaid expenses and other current assets	32,283	36,381
Deferred commissions, current portion	18,848	15,541
Total current assets	898,264	854,251
Property and equipment, net	30,161	28,266
Deferred commissions, net of current portion	42,623	36,832
Goodwill	1,515,141	1,480,847
Intangible assets, net	543,628	632,173
Operating lease right-of-use assets	38,183	41,305
Other assets	35,853	31,491
Total assets	$3,103,853	$3,105,165
Liabilities, Redeemable Non-Controlling Interests, Other Temporary Equity and Stockholders’ Equity
Current liabilities:
Accounts payable	$5,279	$4,831
Accrued expenses and other current liabilities	96,716	80,271
Deferred revenue, current portion	352,198	356,115
Current portion of convertible senior notes, net	633,641	609,068
Operating lease liabilities, current portion	12,401	11,222
Total current liabilities	1,100,235	1,061,507
Convertible senior notes, net	952,285	897,525
Deferred revenue, net of current portion	14,058	5,773
Operating lease liabilities, net of current portion	27,174	31,845
Other liabilities	68,210	67,915
Total liabilities	2,161,962	2,064,565
Redeemable non-controlling interests	10,044	—
Other temporary equity	—	369
Stockholders’ equity:
Preferred stock, $0.0001 par value per share	—	—
Common stock, $0.0001 par value per share	7	7
Additional paid-in capital	1,724,042	1,556,865
Accumulated other comprehensive income	8,748	9,165
Accumulated deficit	(800,950)	(525,806)
Total stockholders’ equity	931,847	1,040,231
Total liabilities, redeemable non-controlling interests, other temporary equity and stockholders’ equity	$3,103,853	$3,105,165

COUPA SOFTWARE INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended October 31,

	2021	2020
Cash flows from operating activities
Net loss attributable to Coupa Software Incorporated	$(283,027)	$(118,730)
Net loss and adjustment attributable to redeemable non-controlling interests	7,883	—
Net loss	(275,144)	(118,730)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	109,900	36,529
Amortization of premium on marketable securities, net	625	869
Amortization of deferred commissions	13,335	10,102
Amortization of debt discount and issuance costs	85,716	58,727
Stock-based compensation	145,251	94,851
Loss (gain) on conversion of convertible senior notes	357	(3,166)
Repayments of convertible senior notes attributable to debt discount	(1,338)	(27,208)
Other	(3,204)	3,923
Changes in operating assets and liabilities net of effects from acquisitions:
Accounts receivable	21,433	22,519
Prepaid expenses and other current assets	4,529	1,591
Other assets	13,968	(2,730)
Deferred commissions	(22,445)	(11,355)
Accounts payable	500	(1,435)
Accrued expenses and other liabilities	6,795	4,941
Deferred revenue	3,630	(11,630)
Net cash provided by operating activities	103,908	57,798
Cash flows from investing activities
Purchases of marketable securities	(116,583)	(788,047)
Maturities of marketable securities	94,142	351,973
Sales of marketable securities	94,916	830,125
Acquisitions, net of cash acquired	(46,719)	(94,121)
Purchases of other investments	(10,000)	—
Purchases of property and equipment	(10,256)	(9,559)
Net cash provided by (used in) investing activities	5,500	290,371
Cash flows from financing activities
Investment from redeemable non-controlling interests	2,223	—
Proceeds from issuance of convertible senior notes, net of issuance costs	—	1,355,066
Purchase of capped calls	—	(192,786)
Repayments of convertible senior notes	(5,748)	(554,244)
Proceeds from the exercise of common stock options	7,444	14,425
Proceeds from issuance of common stock for employee stock purchase plan	21,626	15,631
Net cash provided by financing activities	25,545	638,092
Effects of foreign currency exchange rates on cash, cash equivalents, and restricted cash	(178)	128
Net increase in cash, cash equivalents, and restricted cash	134,775	986,389
Cash, cash equivalents, and restricted cash at beginning of year	327,589	268,280
Cash, cash equivalents, and restricted cash at end of period	$462,364	$1,254,669
Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents	$458,195	$1,251,006
Restricted cash included in other assets	4,169	3,663
Total cash, cash equivalents, and restricted cash	$462,364	$1,254,669

COUPA SOFTWARE INCORPORATED
Reconciliation of GAAP to Non-GAAP Financial Measures
Three Months Ended October 31, 2021
(in thousands, except percentages and per share amounts)
(unaudited)

	GAAP	Stock-Based Compensation Expenses	Amortization of Acquired Intangible Assets	Amortization of Debt Discount and Issuance Costs	Loss on Conversion of Convertible Senior Notes	Other (2)	Non-GAAP
Costs and expenses:
Costs of subscription	$52,279	$(4,162)	$(16,736)	$—	$—	$—	$31,381
Costs of professional services and other	25,341	(4,729)	(3,642)	—	—	—	16,970
Gross profit	58.2%	4.8%	11.0%	0.0%	0.0%	0.0%	74.0%

Research and development	39,990	(11,357)	—	—	—	—	28,633
Sales and marketing	83,779	(13,217)	(13,140)	—	—	—	57,422
General and administrative	40,513	(16,994)	—	—	—	—	23,519
Income (loss) from operations	(56,086)	50,459	33,518	—	—	—	27,891
Operating margin	(30.2)%	27.2%	18.0%	0.0%	0.0%	0.0%	15.0%

Interest expense	(31,130)	—	—	29,454	—	—	(1,676)
Other income (expense), net	(1,298)	—	—	—	228	—	(1,070)
Income (loss) before provision for (benefit from) income taxes	(88,514)	50,459	33,518	29,454	228	—	25,145
Provision for (benefit from) income taxes	(476)	733	1,629	—	—	—	1,886
Net income (loss)	(88,038)	49,726	31,889	29,454	228	—	23,259
Net loss attributable to non-controlling interests	(273)	—	—	—	—	—	(273)
Adjustment attributable to non-controlling interests	3,438	—	—	—	—	3,438	—
Net income (loss) attributable to Coupa Software Incorporated	(91,203)	49,726	31,889	29,454	228	3,438	23,532

Net income (loss) per share, basic, attributable to Coupa Software Incorporated (1)	$(1.23)						$0.32
Net income (loss) per share, diluted, attributable to Coupa Software Incorporated (1)	$(1.23)						$0.31

(1)GAAP net loss per share attributable to Coupa Software Incorporated is calculated based upon 74,133 basic and diluted weighted-average shares of common stock. Non-GAAP net income per share attributable to Coupa Software Incorporated is calculated based upon 74,133 basic and 76,754 diluted weighted-average shares of common stock. The company uses the treasury stock method to calculate the non-GAAP diluted shares related to the convertible notes which reflects any anti-dilutive impact of the capped call transactions entered into in connection with the convertible notes.
(2)Other consists of an adjustment attributable to redeemable non-controlling interests to its redemption amount.

COUPA SOFTWARE INCORPORATED
Reconciliation of GAAP to Non-GAAP Financial Measures
Three Months Ended October 31, 2020
(in thousands, except percentages and per share amounts)
(unaudited)

	GAAP	Stock-Based Compensation Expenses	Amortization of Acquired Intangible Assets	Amortization of Debt Discount and Issuance Costs	Loss on Conversion of Convertible Senior Notes	Non-GAAP
Costs and expenses:
Costs of subscription	$36,528	$(2,836)	$(8,212)	$—	$—	$25,480
Costs of professional services and other	14,259	(2,939)	(200)	—	—	11,120
Gross profit	61.8%	4.3%	6.3%	0.0%	0.0%	72.5%

Research and development	30,528	(7,691)	—	—	—	22,837
Sales and marketing	53,204	(9,790)	(2,698)	—	—	40,716
General and administrative	32,092	(13,555)	—	—	—	18,537
Income (loss) from operations	(33,647)	36,811	11,110	—	—	14,274
Operating margin	(25.3)%	27.7%	8.4%	0.0%	0.0%	10.7%

Interest expense	(29,308)	—	—	27,370	—	(1,938)
Other income (expense), net	746	—	—	—	36	782
Income (loss) before provision for (benefit from) income taxes	(62,209)	36,811	11,110	27,370	36	13,118
Provision for (benefit from) income taxes	(1,411)	290	(163)	1,376	—	92
Net income (loss) attributable to Coupa Software Incorporated	(60,798)	36,521	11,273	25,994	36	13,026

Net income (loss) per share, basic, attributable to Coupa Software Incorporated (1)	$(0.88)					$0.19
Net income (loss) per share, diluted, attributable to Coupa Software Incorporated (1)	$(0.88)					$0.18

(1)GAAP net loss per share attributable to Coupa Software Incorporated is calculated based upon 68,941 basic and diluted weighted-average shares of common stock. Non-GAAP net income per share attributable to Coupa Software Incorporated is calculated based upon 68,941 basic and 73,766 diluted weighted-average shares of common stock. The company uses the treasury stock method to calculate the non-GAAP diluted shares related to the convertible notes which reflects any anti-dilutive impact of the capped call transactions entered into in connection with the convertible notes.

COUPA SOFTWARE INCORPORATED
Reconciliation of GAAP to Non-GAAP Financial Measures
Nine Months Ended October 31, 2021
(in thousands, except percentages and per share amounts)
(unaudited)

	GAAP	Stock-Based Compensation Expenses	Amortization of Acquired Intangible Assets	Amortization of Debt Discount and Issuance Costs	Loss on Conversion of Convertible Senior Notes	Other (2)	Non-GAAP
Costs and expenses:
Costs of subscription	$154,701	$(11,063)	$(45,146)	$—	$—	$—	$98,492
Costs of professional services and other	81,865	(12,984)	(16,016)	—	—	—	52,865
Gross profit	55.5%	4.5%	11.5%	0.0%	0.0%	0.0%	71.5%

Research and development	125,625	(33,075)	—	—	—	—	92,550
Sales and marketing	237,902	(36,668)	(39,413)	—	—	—	161,821
General and administrative	116,139	(51,461)	—	—	—	—	64,678
Income (loss) from operations	(184,241)	145,251	100,575	—	—	—	61,585
Operating margin	(34.6)%	27.3%	18.9%	0.0%	0.0%	0.0%	11.6%

Interest expense	(90,854)	—	—	85,716	—	—	(5,138)
Other income (expense), net	(2,746)	—	—	—	357	—	(2,389)
Income (loss) before provision for (benefit from) income taxes	(277,841)	145,251	100,575	85,716	357	—	54,058
Provision for (benefit from) income taxes	(2,697)	2,550	5,448	—	—	746	6,047
Net income (loss)	(275,144)	142,701	95,127	85,716	357	(746)	48,011
Net loss attributable to non-controlling interests	(790)	—	—	—	—	—	(790)
Adjustment attributable to non-controlling interests	8,673	—	—	—	—	8,673	—
Net income (loss) attributable to Coupa Software Incorporated	(283,027)	142,701	95,127	85,716	357	7,927	48,801

Net income (loss) per share, basic, attributable to Coupa Software Incorporated (1)	$(3.85)						$0.66
Net income (loss) per share, diluted, attributable to Coupa Software Incorporated (1)	$(3.85)						$0.64

(1)GAAP net loss per share attributable to Coupa Software Incorporated is calculated based upon 73,514 basic and diluted weighted-average shares of common stock. Non-GAAP net income per share attributable to Coupa Software Incorporated is calculated based upon 73,514 basic and 76,295 diluted weighted-average shares of common stock. The company uses the treasury stock method to calculate the non-GAAP diluted shares related to the convertible notes which reflects any anti-dilutive impact of the capped call transactions entered into in connection with the convertible notes.
(2)Other consists of the removal of a one-time income tax benefit associated with the remeasurement of foreign deferred tax assets and an adjustment attributable to redeemable non-controlling interests to its redemption amount.

COUPA SOFTWARE INCORPORATED
Reconciliation of GAAP to Non-GAAP Financial Measures
Nine Months Ended October 31, 2020
(in thousands, except percentages and per share amounts)
(unaudited)

	GAAP	Stock-Based Compensation Expenses	Amortization of Acquired Intangible Assets	Change in Fair Value of Contingent Consideration Liability	Amortization of Debt Discount and Issuance Costs	Gain on Conversion of Convertible Senior Notes	Other (2)	Non-GAAP
Costs and expenses:
Costs of subscription	$99,335	$(7,641)	$(22,370)	$—	$—	$—	$—	$69,324
Costs of professional services and other	42,729	(8,303)	(600)	—	—	—	—	33,826
Gross profit	62.4%	4.2%	6.1%	0.0%	0.0%	0.0%	0.0%	72.7%

Research and development	87,459	(21,131)	—	—	—	—	—	66,328
Sales and marketing	149,831	(26,558)	(7,368)	—	—	—	—	115,905
General and administrative	69,941	(31,218)	—	12,500	—	—	—	51,223
Income (loss) from operations	(71,196)	94,851	30,338	(12,500)	—	—	—	41,493
Operating margin	(18.8)%	25.1%	8.0%	(3.3)%	0.0%	0.0%	0.0%	11.0%

Interest expense	(61,820)	—	—	—	58,727	—	—	(3,093)
Other income (expense), net	8,833	—	—	—	—	(3,166)	—	5,667
Income (loss) before provision for (benefit from) income taxes	(124,183)	94,851	30,338	(12,500)	58,727	(3,166)	—	44,067
Provision for (benefit from) income taxes	(5,453)	4,321	(315)	—	2,485	—	310	1,348
Net income (loss) attributable to Coupa Software Incorporated	(118,730)	90,530	30,653	(12,500)	56,242	(3,166)	(310)	42,719

Net income (loss) per share, basic, attributable to Coupa Software Incorporated (1)	$(1.76)							$0.63
Net income (loss) per share, diluted, attributable to Coupa Software Incorporated (1)	$(1.76)							$0.59

(1)GAAP net loss per share attributable to Coupa Software Incorporated is calculated based upon 67,349 basic and diluted weighted-average shares of common stock. Non-GAAP net income per share attributable to Coupa Software Incorporated is calculated based upon 67,349 basic and 71,854 diluted weighted-average shares of common stock. The company uses the treasury stock method to calculate the non-GAAP diluted shares related to the convertible notes which reflects any anti-dilutive impact of the capped call transactions entered into in connection with the convertible notes.
(2)Other consists of the release of valuation allowances against deferred tax assets.

COUPA SOFTWARE INCORPORATED
Reconciliation of GAAP Cash Flows from Operations to Adjusted Free Cash Flows and Adjusted Free Cash Flows Margin
(Non-GAAP Financial Measures)
(in thousands, except percentages)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020
Net cash provided by operating activities	$31,015	$19,001	$103,908	$57,798
Less: purchases of property and equipment	(3,594)	(2,531)	(10,256)	(9,559)
Add: repayments of convertible senior notes attributable to debt discount	821	872	1,338	27,208
Adjusted free cash flows	$28,242	$17,342	$94,990	$75,447

	Trailing Twelve Months Ended October 31,
	2021	2020
Net cash provided by operating activities	$124,312	$80,077
Less: purchases of property and equipment	(12,189)	(11,667)
Add: repayments of convertible senior notes attributable to debt discount	1,538	27,208
Add: one-time payout of legacy unvested equity awards accelerated in conjunction with a business combination	19,428	—
Adjusted free cash flows	133,089	95,618
Divided by: total revenues	$695,535	$489,551
Adjusted free cash flows margin	19.1%	19.5%